SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8K

             Current Report Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                March 20, 2002
                                Date of Report
                       (Date of Earliest Event Reported)

                              MERIDIAN CO. LTD
                       (Name of Small Business Issuer)

                             Republic of Korea
                       (State or Other Jurisdiction)

                                 0-32359
                          (Commission File Number)

                              Not Applicable
          (I.R.S. Employer Incorporation or Organization Identification)

    9Fl., Seoil Bldg. 222, Jamsilbon-dong, Songpa-gu Seoul, Republic of Korea
                              Zip Code 138-863
          (New Address of Principal Executive Offices including Zip Code)

                Tel No.: 82-22-194-3300 Fax No.: 82-22-194-3333
                         (Issuer's Telephone Number)

Securities to be Registered Under Section 12(b) of the Act: None
Securities to be Registered Under Section 12(g) of the Act: NA
Common Stock Par Value 200 Won per share
(Title of Class)


INFORMATION TO BE INCLUDED IN THE REPORT

Convention

In this Form 8K all references to "Korea" herein are references to The Republic of Korea. All references to the "Government" are references to the government of Korea. Unless otherwise noted all references to "shares" or "common stock" are references to the common shares of Meridian Co. Ltd. par value 200 Won per share (the "Company"). All references to "KOSDAQ" herein are references to the Korea Securities Dealers Automated Quotation
System. All references to "SEC" are references to the United States Securities and Exchange Commission. References to "Won" or "W" are to the currency of Korea and all references to "Dollars", "$", or "US$" are to the currency of the United States of America. Solely for the convenience of the reader, this Form 8- K contains translations of certain Won amounts into Dollars at specified rates. All translations from Won to Dollar were made (unless otherwise indicated) at the noon buying rate in The City of New York for cable transfers in Won per US$1.00 as certified for customs purposes by the Federal
Reserve Bank of New York. Unless otherwise specified, the translation of Won into Dollars has been made at the noon buying rate on applicable date of transaction or balance. No representation is made that the Won or US$ amounts referred to herein could have been or could be converted into US$ or Won, as the case may be, at any particular rate or at all.

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Exchange Rate Information

The following table sets forth, for the periods and dates indicated, certain information concerning the noon buying rate. No representation is made that the Won or Dollar amounts referred to herein could have been or could be converted into Dollars or Won, as the case may be, at any particular rate, or at all.

Year Ended 		At End of 	Average Rate 		High 		Low
December 31 	Period 	Per $1.00US *

1994 	           W792.7          W805.3 			W816.6 	W790.6
1995			775.8 	    771.2 		       797.5 	 758.5
1996		 	847.5 	    807.7 			   849 	 775.8
1997 			 1695 	    988.1 			  1960 	 845.5
1998               1206 	   1404.7 			  1812 	  1196
1999               1136 	   1187.7 			1241.8 	1124.5
2000 	             1265 	     1140 			  1267 	1105.5
2001            1,313.5           1,292                1,369       1,234

* The average of the noon buying rates on the last date of each month (or a portion thereof) during the period.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

The Amended Form 8K of the Company dated October 11, 2001 is hereby incorporated by reference in full with the exception of subsection
(b) CONTOL OF THE COMPANY" which shall be replaced with the following:

(b) CONTOL OF THE COMPANY

The following table sets forth certain information regarding the beneficial ownership of the common stock of the Company as of January 15, 2002, after taking into effect the Acquisition and the Stock Splits of: (a) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding common stock, (b) each of the Company's directors and officers, and (c) all directors and officers of the Company, as a group:

NAME AND ADDRESS OF 			AMOUNT STOCK 		    PERCENTAGE OF
BENEFICIAL OWNER AND 			BENEFICIALLY 			CLASS
POSITION WITH THE 			OWNED
COMPANY

Myeong, Hyeon-seong 			1,281,100 common shares 	8.05%
#997-4 Daechi-dong
Gangnam-gu, Seoul, Korea
President, CEO and Director

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Park, Sang-yeul 				87,500 common shares 		0.55%
687-6 Sangoan-ri,
Hongchun-eup, Hongchun- kun,
Kangwon-do, Korea Director

Lee Soo-rang 				205,175 common shares 		1.29%
#997-4 Daechi-dong
Gangnam-gu, Seoul, Korea
Director, Manager of Research
and Development,

Kim Ki-won 					265,000 common shares 		1.66%
#997-4 Daechi-dong
Gangnam-gu, Seoul, Korea
Director, Domestic Sales

Min, Jae-ki 				Nil 					Nil
#997-4 Daechi-dong
Gangnam-gu Seoul, Korea
Statutory Auditor

Park, Hee-yo 				107,575 common shares 		0.67%
#974-4 Daechi-dong
Gangnam-gu, Seoul,
Korea Officer

Terasource Kosdaq Venture 		2,066,700 common shares		12.99%
8FR Dongshin Bldg. 141-30
Samseong-dong Kangnam-gu
Seoul Korea (1)

Terasource Venture Investment
Capital 8FR Dongshin Bldg. 		403,900 common shares		2.5%
141-30 Samseong-dong
Kangnam-gu Seoul Korea (1)

Terasource Venture Capital Fund 2
8FR Dongshin Bldg. 141-30 		1,070,270 common shares		6.7%
Samseong-dong Kangnam-gu
Seoul Korea (1)

Terasource Venture Capital Fund 4
8FR Dongshin Bldg. 141-30 		378,380 common shares		2.37%
Samseong-dong Kangnam-gu
Seoul Korea (1)

V-net Ventures Investment Co. Ltd.
151-7 Samseong-Dong Kangnam-Gu   	1,085,675 common shares		6.79%
Seoul Korea (2)

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Mok-Won Assets Management
Co. Ltd, 2004 Ho, Anam Tower 		1,375,000 common shares		8.6%
702-10 Yuksam-dong
Kangnam-ku, Seoul, Korea (2)

Bio & Medical Research Co. Ltd.,
702-10 Yuksam-dong, Kangnam-ku,	524,425 common shares		3.28%
Seoul Korea (2)

Ki-tae Hong
151-7 Samseong-Dong
Kangnam-Gu Seoul Korea (2) 		127,800 common shares		0.79%

Hye-sook Lee
151-7 Samseong-Dong 			213,000 common shares		1.33%
Kangnam-Gu Seoul Korea (2)

All Officers and Directors 		1,946,500 common shares 	12.17%
as a Group

(1)	Terasource Venture Investment Capital is an investment firm in
Korea and Terasource Kosdaq Venture Investment, Terasource Venture Capital Fund 2, Terasource Venture Capital Fund 3 and Terasource Venture Capital Fund 4 are funds managed by Terasource Venture Investment Capital.

(2)	Mr. Ki-tae Hong and his wife, Hye-Sook Lee collectively own
more than 10% of the issued and outstanding shares of each of V-net Ventures Investment Co. Ltd., Mok-Won Assets Management Co. Ltd, and Bio-Medical Research Co. Ltd.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of the Company's common stock, which may be acquired upon exercise of stock options or warrants are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Company's common stock indicated as beneficially owned by them."


ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

	The Amended Form 8K of the Company dated October 11, 2001 is hereby incorporated in full by reference with the exception of subsection "(f) DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS AND
KEY EMPLOYEES" which shall be replaced with the following:

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(f) DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, CONTROL PERSONS
AND KEY EMPLOYEES.

The following persons are the directors, executive officers, promoters, control persons and key employees of the Company:

Name and Age 			Term of Office 			Office(s)

Myeong, Hyeon-seong (39) 	1994 to present 			President, CEO and
# 997-4 Daechi-dong 						Director
Gangnam-gu, Seoul, Korea

Park, Sang-yeul (40) 		1995 to present 			Director
# 997-4 Daechi-dong
Gangnam-gu, Seoul, Korea

Lee, Soo-rang (37) 		1994 to present 			Director
# 997-4 Daechi-dong
Gangnam-gu, Seoul,
Korea

Kim, Ki-won (40) 			2001 (March) to present 	Director
# 997-4 Daechi-dong
Gangnam-gu, Seoul,
Korea Min,

Min, Jae-ki (39) 			2001 (March) to present 	Statutory Auditor
# 997-4 Daechi-dong
Gangnam-gu, Seoul,
Korea Park,

Park, Hee-yo (33) 		1995 to present 			Secretary and
# 997-4 Daechi-dong 							Treasurer
Gangnam-gu, Seoul,
Korea

Hong, Ki-tae  			NA					Control Party
151-7 Samseong-Dong
Kangnam-Gu Seoul Korea (1)


(1)	As Mr. Ki-tae Hong and his wife, Hye-Sook Lee collectively
own more than 10% of the issued and outstanding shares of each of V-net Ventures Investment Co. Ltd., Mok-Won Assets Management Co. Ltd, and Bio-Medical Research Co. Ltd which collectively, together with Mr. Hong and his wife, own 3,325,900 common shares (20.81%) of the Company
Mr. Hong may be considered a Control Party under US Securities laws.

Hyeon-seong Myeong, President, CEO and Director

Mr. Myeong graduated from the Seoul National University in 1982 with a degree in Electronic Engineering. From 1983 to 1988 he was Section
Chief of Research for the Kumsung Company. From 1989 to 1990 he was Section Chief of Development for Serin Electronics Co. From 1990 to 1991 Mr. Myeong was section Chief of Research of Medison Co. Ltd.
a large Korean company. From 1992 to 1993 he was the Section Chief of the International Cooperation and Vice President of a Joint Corporation with Russia. Since 1994 Mr. Myeong has been the CEO and President of the Company.

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Sang-yeul Park, Director of Manufacturing Affairs

Mr. Park graduated from the Konkuk University, Korea with a degree in Electronic Engineering. From 1986 to 1992 he was the manager of Technology for the Dony Yang Precision Company and between 1992 and 1995 a senior researcher for Medison Co. Ltd. He has been a director of the Company since 1995 and was appointed the Director of Manufacturing Affairs for the Company in 2000.

Soo-rang Lee, Director, Manager of Research and Development

Mr. Lee graduated in 1990 from Seoul National University, Korea with a degree in Electronic Engineering. Mr Lee was a senior researcher from 1990 to 1994 for Medison Co. Ltd. He has been a Manager of Research and Development for the Company since 1994.

Ki-won Kim, Director of Domestic Sales

Mr. Kim graduated in 1986 from Hanyang University, Korea with a degree in Electronic Engineering. Mr. Kim was a section chief of Research Institute of Medison Co. Ltd. from 1988 to 1996, Director of Sales for Hippo Medical Devices Land Co. Ltd. from 1997 to 1998, and President of Medisys Co.
Ltd. from 1999 to August 2000. He has been Director of Domestic Sales for the Company since September 2000.

Jae-ki Min, Statutory Auditor

Mr. Min acquired the Korean Certified Public Accountant license in 1987 and had worked for Ernst & Young Korea (Youngwha) and Sewha Accounting Corp. in their assurance and advisory departments, tax departments and management consulting departments until 1994, the year in which he founded Youngjin Tax and Accounting. Currently he is President of Youngjin Tax and Accouting and President of Leading Korea Consulting Co. Ltd., which he founded in 2000.

Hee-yo Park, General Manager

Mr. Park was from December 1992 to February 1995 head of the planning department in Chon Bang Corp. Since February 1995 he has been general manager of the Company. He is also Secretary and Treasurer for the Company.

ITEM 3.	BANKRUPTCY OR RECEIVERSHIP.

	Not applicable.

ITEM 4.	CHANGES IN REGISTRANT'S ACCOUNTANT.

	Not applicable.

ITEM 5.	OTHER EVENTS.

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Change of Address

The Company's offices have now changed to 9Fl., Seoil Bldg. 222,
Jamsilbon-dong, Songpa-gu Seoul, Republic of Korea Zip Code 138-863 Successor Issuer Election

	Upon the effectiveness of the Merger on February 12, 2001, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the SEC, the Company became the successor issuer to By George for reporting purposes under the 1934 Act and elects to report under the 1934 Act effective February 12, 2001.

Foreign Private Issuer

	As a foreign private issuer the Company will be exempt from the rules under the 1934 Act, as amended prescribing the furnishing and content of proxy statements, and officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the 1934 Act.

	The Company will furnish its shareholders with its annual reports, which will include a review of operations and annual audited financial statements prepared in conformity with U.S GAAP. As a Foreign private issuer shareholders of the Company will not receive the same level of information on a periodic basis if the Company was a U.S. reporting issuer.

ITEM 6.	RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS.

	Not applicable

ITEM 7.	FINANCIAL STATEMENTS.

	    The Amended Form 8K of the Company dated October 11, 2001 is hereby incorporated by reference.

MERIDIAN CO. LTD
                                                   (Registrant)


Dated:  March 20, 2002     By:   /s/ "Hyeon-Seong Myeong" /s/
                                               -----------------------------
                                               Hyeon-Seong Myeong
                                               Chief Executive Officer


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